                             Joint Filer Information

Date of Event Requiring Statement:      November 9, 2009

Issuer Name and Ticker or Trading       Standard Parking Corp. [STAN]
Symbol:

Designated Filer:                       GSO Capital Partners LP

Other Joint Filers:                     GSO Special Situations Fund LP
                                        GSO Special Situations Overseas Master Fund, Ltd.
                                        GSO Special Situations Overseas Benefit Plan Fund, Ltd.
                                        GSO Capital Opportunities Fund LP
                                        Bennett J. Goodman
                                        J. Albert Smith III
                                        Douglas I. Ostrover
                                        GSO Advisor Holdings L.L.C.

Addresses:                              The address of the principal business and principal office of each of
                                        GSO Special Situations Fund LP, GSO Special Situations Overseas Master
                                        Fund, Ltd., GSO Special Situations Overseas Benefit Plan Fund, Ltd.,
                                        GSO Capital Opportunities Fund LP, Bennett J. Goodman,
                                        J. Albert Smith III, Douglas I. Ostrover and GSO Advisor Holdings L.L.C.
                                        is c/o GSO Capital Partners LP, 280 Park Avenue, 11th Floor, New York,
                                        NY 10017.

Signatures:
Dated:  November 11, 2009

                                        GSO SPECIAL SITUATIONS FUND LP

                                        By:    GSO Capital Partners LP,
                                               its Investment Manager

                                               By: /s/ George Fan
                                                   --------------------------------------------
                                                   Name: George Fan
                                                   Title: Chief Legal Officer/Chief
                                                   Compliance Officer

                                        GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND, LTD.

                                               By: GSO Capital Partners LP,
                                                   its Investment Manager

                                                   By: /s/ George Fan
                                                       ----------------------------------------
                                                       Name: George Fan
                                                       Title: Chief Legal Officer/Chief
                                                       Compliance Officer

                                        GSO SPECIAL SITUATIONS OVERSEAS BENEFIT PLAN FUND, LTD.

                                               By: GSO Capital Partners LP,
                                                   its Investment Manager

                                                   By: /s/ George Fan
                                                       ----------------------------------------
                                                       Name: George Fan
                                                       Title: Chief Legal Officer/Chief
                                                       Compliance Officer

                                        GSO CAPITAL OPPORTUNITIES FUND LP

                                               By: GSO Capital Partners LP,
                                                   its Investment Manager

                                                   By: /s/ George Fan
                                                       ----------------------------------------
                                                       Name: George Fan
                                                       Title: Chief Legal Officer/Chief
                                                       Compliance Officer

                                        Bennett J. Goodman

                                                   By: /s/ George Fan
                                                       ----------------------------------------
                                                       Name: George Fan
                                                       Title: Attorney-in-Fact

                                        J. Albert Smith III

                                                   By: /s/ George Fan
                                                       ----------------------------------------
                                                       Name: George Fan
                                                       Title: Attorney-in-Fact

                                        Douglas I. Ostrover

                                                   By: /s/ George Fan
                                                       ----------------------------------------
                                                       Name: George Fan
                                                       Title: Attorney-in-Fact

                                        GSO ADVISOR HOLDINGS L.L.C.

                                                   By: /s/ Robert L Friedman
                                                       ----------------------------------------
                                                       Name: Robert L. Friedman
                                                       Title: Authorized Person